UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            ------------------------

                                    Form 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 25, 2006
                                                         ----------------

                                VCA Antech, Inc.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                    001-16783                    95-4097995
(State or Other Jurisdiction        (Commission                 (IRS Employer
      of Incorporation)             File Number)             Identification No.)

                          12401 West Olympic Boulevard
                       Los Angeles, California 90064-1022
                    (Address of Principal Executive Offices)

                                 (310) 571-6500
                         (Registrant's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02: Results of Operations and Financial Condition

Reference is made to the press release of Registrant issued on October 25, 2006, regarding earnings for the third quarter of fiscal 2006, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as
Exhibit 99.1.

Item 8.01: Other Events

Reference is made to the press release of Registrant issued on October 25, 2006, regarding earnings guidance, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.2.

Item 9.01: Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

     99.1 Press release dated October 25, 2006, regarding earnings for the third quarter of fiscal 2006.

     99.2 Press release dated October 25, 2006, regarding earnings guidance.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 25, 2006                                    VCA Antech, Inc.



                                                    /s/ Tomas W. Fuller
                                                    -------------------
                                                    By:  Tomas W. Fuller
                                                    Its: Chief Financial Officer

                                  EXHIBIT INDEX

Exhibits

 99.1 Press release dated October 25, 2006, regarding earnings for the third quarter of fiscal 2006.

 99.2     Press release dated October 25, 2006, regarding earnings guidance.